                                                                  EXHIBIT 10.273

                 INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                                   SELLER (DEALER):
READY MIX, INC.                                 CASHMAN EQUIPMENT COMPANY
3430 E FLAMINGO ROAD                            3101 EAST CRAIG ROAD
SUITE 100                                       P.O. BOX 271630
LAS VEGAS, NV 89121                             LAS VEGAS, NV 89127-1630
COUNTY: CLARK                                   K298245


SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW AND ON THE REVERSE SIDE HEREOF. SELLER HEREBY SELLS THE EQUIPMENT DESCRIBED BELOW (THE "UNIT" OR "UNITS") TO PURCHASER, AND PURCHASER (IF MORE THAN ONE, JOINTLY AND SEVERALLY), HAVING BEEN OFFERED BOTH A CASH SALE PRICE AND A UNIT SALE PRICE, HEREBY BUYS THE UNITS FROM SELLER ON A UNIT SALE BASIS.

NEW    (IF USED)                                                      DELIVERED
OR       FIRST                                                       CASH  SALE
USED     USED     MODEL    DESCRIPTION OF UNIT(S)      SERIALS          PRICE
(I)               968O     Caterpillar Wheel Loader    BNH00503      $426,920,00

FIRST   DESCRIPTION OF ADDITIONAL SECURITY
USED      (MAKE MODEL & SERIAL NUMBER)

FIRST   DESCRIPTION OF TRADE-IN EQUIPMENT
USED      (MAKE, MODEL & SERIAL NUMBER)

CATERPILLAR  988F SYC00232

Trade-in Value                     60,000.00
Less Owing to lien Holder          50,280.39
Net Trade-in Allowance:             9,719.61

Location of Units: 3430 E FLAMINGO ROAD
                   LAS VEGAS. NV 89121. CLARK

    Sub-Total..........................   $  426,920.00
    Sales Tax..........................   $   32,019.00
1.  Total Cash Sale Price..............   $  458,939.00
    Cash Down Pay               0.00
    Net Tradeen  Allow      9,719.61
2.  Total Down Payment..................  $    9,719.61
3.  Unpaid Balance of Cash Price(1-2)...  $  449,219.39
4.  Official Fees (Specify).............  $      350.00
    Document Fee               350.00
    Other Fees                   0.00
5.  Physical Damage Insurance...........  $
6.  Principal Balance
    (Amount Financed)(3 + 4 + 5)........  $  449,569.39
7.  FINANCE CHARGE
    (Time Price Differential)...........  $   49,513.49
8.  Time Balance
    (Total of Payments)(6 + 7)..........  $  499,082.88
9.  Time Sale Balance
    (Total of Payment Price) (2 + 3)....  $  508,802.49
10. ANNUAL PERCENTAGE RATE                         5.22%
11. Data FINANCE CHARGE begins to accrue 5-20-04

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED
TRADE-IN-EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY INTERESTS AND [ILLEGIBLE] EXCEPT TO THE EXTENT SHOWN ABOVE

      1 . PAYMENT: Purchaser shall pay to seller, at PO Box 100647 Pasadena, CA 9|189-0647 or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [check (a) or (b)]:

[X]   (a) in [ILLEGIBLE] equal monthly installments of $10,397.56 each, with the first installment due on 6.20.04 and the balance of the installments due on the like day of each month thereafter, (except to payments shall be due during the month(s) of n/a), until the entire indebtedness has been paid; or

[ ]   (b) in accordance with the Payment Schedule attached to this Contract

(Provisions of Section [ILLEGIBLE] continued on reverse.)

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE; (4) IF THIS CONTRACT IS NOT EXECUTED BY PURCHASER ON OR BEFORE JULY 9, 2004 THE CONTRACT MAY BE CONSIDERED NULL AND VOID BY SELLER.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT REQUIRED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 5.20.2004

Purchaser(s):                            Seller
READY MIX, INC.                          CASHMAN EQUIPMENT COMPANY

By /s/ Robert R. Morris                  By /s/ R. L. Vender Pool III
   ---------------------------              ---------------------------
Name (PRINT)  Robert R. Morris           Name (PRINT) R. L. Vender Pool III
Title   President                        Title V.P. Sales & Marketing

[ILLEGIBLE]                                                          [ILLEGIBLE]